UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2015

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

62 Buckingham Gate, London SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 Annual General Meeting of Stockholders (the “Annual Meeting”) of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), was held on April 8, 2015. At the Annual Meeting, the stockholders of Schlumberger:

•	Item 1—elected all 11 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•	Item 3—approved Schlumberger’s Consolidated Balance Sheet as at December 31, 2014, its Consolidated Statement of Income for the year ended December 31, 2014, and the declarations of dividends by the Board of Directors in 2014 as reflected in Schlumberger’s 2014 Annual Report to Stockholders; and

•	Item 4—approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2015.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on February 19, 2015 (the “Definitive Proxy Statement”).

The results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non- votes
Peter L.S. Currie	946,805,049	1,298,830	2,582,238	98,084,477
K. Vaman Kamath	945,663,677	2,419,115	2,603,325	98,084,477
V. Maureen Kempston Darkes	876,279,859	71,833,932	2,572,326	98,084,477
Paal Kibsgaard	922,590,871	22,260,446	5,834,800	98,084,477
Nikolay Kudryavtsev	946,052,236	1,998,470	2,635,411	98,084,477
Michael E. Marks	940,911,601	7,187,045	2,587,471	98,084,477
Indra K. Nooyi	945,469,320	2,555,330	2,661,467	98,084,477
Lubna S. Olayan	944,293,590	3,145,729	3,246,798	98,084,477
Leo Rafael Reif	938,535,758	9,540,847	2,609,512	98,084,477
Tore I. Sandvold	937,869,385	10,225,418	2,591,314	98,084,477
Henri Seydoux	947,068,764	1,026,119	2,591,234	98,084,477

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 96.6% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
913,841,317	32,305,769	4,539,031	98,084,477

Item 3—Financial Statements and Dividends

The proposal to approve Schlumberger’s Consolidated Balance Sheet as at December 31, 2014, its Consolidated Statement of Income for the year ended December 31, 2014, and the declarations of dividends by the Board of Directors in 2014 as reflected in Schlumberger’s 2014 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.9% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
944,527,666	757,293	5,401,158	98,084,477

Item 4—Independent Registered Public Accounting Firm

The proposal to approve the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the accounts of Schlumberger for 2015, as described in the Definitive Proxy Statement, was approved with approximately 99.1% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,037,119,826	8,990,039	2,660,729	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary Deputy General Counsel

Date: April 8, 2015